UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017 (May 16, 2017)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After receiving the requisite number of votes for approval from the stockholders of AAC Holdings, Inc. (the “Company”) at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”), the Company executed (i) the First Amendment (the “EIP Amendment”) to the AAC Holdings, Inc. 2014 Equity Incentive Plan (the “2014 Equity Incentive Plan”) and (ii) the First Amendment (the “ESPP Amendment”) to the AAC Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”), each effective as of May 16, 2017. The EIP Amendment increases the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), reserved for issuance under the 2014 Equity Incentive Plan by 1,800,000 shares and the ESPP Amendment increases the number of shares of Common Stock reserved for issuance under the ESPP by 250,000 shares.

The foregoing description of the EIP Amendment and ESPP Amendment is a summary and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of each of the 2014 Equity Incentive Plan, as amended by the EIP Amendment and the ESPP, as amended by the ESPP Amendment, which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 16, 2017, a total of 21,610,056 shares of Common Stock out of a total of 24,092,415 shares of Common Stock outstanding and entitled to vote as of the record date for the Annual Meeting, were present in person or represented by proxies. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:

1. The stockholders elected Jerry D. Bostelman, Lucius E. Burch, III, Michael T. Cartwright, Darrell S. Freeman, Sr., David C. Kloeppel, Jerrod N. Menz, Richard E. Ragsdale and Darryl E. Rouson to serve as directors to hold office until the annual meeting of stockholders to be held in 2018 and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Jerry D. Bostelman	14,028,289	177,038	7,404,729
Lucius E. Burch, III	14,163,614	41,713	7,404,729
Michael T. Cartwright	14,162,956	42,371	7,404,729
Darrell S. Freeman, Sr.	14,021,149	184,178	7,404,729
David C. Kloeppel	14,164,214	41,113	7,404,729
Jerrod N. Menz	13,685,638	519,689	7,404,729
Richard E. Ragsdale	14,126,611	78,716	7,404,729
Darryl E. Rouson	14,187,305	18,022	7,404,729

2. The stockholders approved the EIP Amendment.

For	Against	Abstentions
12,518,745	1,685,215	1,367

3. The stockholders approved the material terms of the 2014 Equity Incentive Plan, as amended by the EIP Amendment, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

For	Against	Abstentions
14,095,179	109,283	865

4. The stockholders approved the ESPP Amendment.

For	Against	Abstentions
14,184,622	18,748	1,957

5. The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstentions
21,596,424	12,392	1,240

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	AAC Holdings, Inc. 2014 Equity Incentive Plan, as amended

10.2	AAC Holdings, Inc. Employee Stock Purchase Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: May 17, 2017

EXHIBIT INDEX

No.	Exhibit

10.1	AAC Holdings, Inc. 2014 Equity Incentive Plan, as amended

10.2	AAC Holdings, Inc. Employee Stock Purchase Plan, as amended